Exhibit 99.2

Talison Row at Daniel Island, South Carolina

EARNINGS RELEASE & SUPPLEMENTAL INFORMATION

Q4 & Full Year 2019

NYSE: IRT

WWW.IRTLIVING.COM

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial & Operating Highlights	10

Balance Sheets	11

Statements of Operations, FFO & CORE FFO
Trailing Five Quarters	12
Three and Twelve Months Ended December 31, 2019 and 2018	13

Adjusted EBITDA Reconciliations and Coverage Ratio
Trailing Five Quarters	14
Three and Twelve Months Ended December 31, 2019 and 2018	14

Same-Store Portfolio Net Operating Income
Trailing Five Quarters	15
Three and Twelve Months Ended December 31, 2019 and 2018	16

Net Operating Income Bridge	17

Same-Store Portfolio Net Operating Income by Market
Three Months ended December 31, 2019 and 2018	18
Twelve Months ended December 31, 2019 and 2018	19

Total Portfolio NOI Exposure by Market	20

Value Add Summary	21

Capital Recycling Activity	22

Debt Summary	23

Definitions	24

Independence Realty Trust

December 31, 2019

Company Information:

Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation. More information may be found on the Company’s website at www.irtliving.com.

Corporate Headquarters	1835 Market Street, Suite 2601
Philadelphia, PA 19103
267.270.4800

Trading Symbol	NYSE: “IRT”

Investor Relations Contact	Edelman Financial Communications & Capital Markets
Ted McHugh and Lauren Tarola
212-277-4322
IRT@edelman.com

Forward-Looking Statements

This supplemental information contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such forward-looking statements involve significant risks, uncertainties and contingencies, many of which are not within IRT’s control, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such statements. These forward-looking statements are based upon the current judgements and expectations of IRT’s management.  Risks and uncertainties that might cause IRT’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: adverse changes in national, regional and local economic climates; changes in market demand for rental apartment homes and pricing pressures from competitors that could limit our ability to lease units or increase rents or that could lead to declines in rent; competition that could adversely affect our ability to acquire additional properties; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; unexpected changes in the assumptions underlying our 2020 EPS, CFFO and same store NOI growth guidance; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; risks associated with pursuit of strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions and failure of acquisitions to produce expected returns; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations.  Additional risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements in this supplemental information are discussed in IRT’s filings with the Securities and Exchange Commission (“SEC”), including those under the heading “Risk Factors” in IRT’s most recently filed Annual Report on Form 10-K.  Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces Fourth Quarter and Full Year 2019 Financial Results

Introduces Full Year 2020 Guidance Metrics

PHILADELPHIA – (BUSINESS WIRE) – February 12, 2020 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multifamily apartment REIT, today announced its fourth quarter and full year 2019 financial results.

Fourth Quarter Highlights

•	Net income allocable to common shares of $23.8 million for the quarter ended December 31, 2019 as compared to $14.6 million for the quarter ended December 31, 2018.

•	Earnings per diluted share of $0.26 for the quarter ended December 31, 2019, as compared to $0.16 for the quarter ended December 31, 2018.

•	Same store net operating income (“NOI”) growth of 9.6% for the quarter ended December 31, 2019 compared to the quarter ended December 31, 2018.

•

Core Funds from Operations (“CFFO”) of $18.6 million for the quarter ended December 31, 2019 as compared to $16.6 million for the quarter ended December 31, 2018. CFFO per share was $0.20 for the fourth quarter of 2019 as compared to $0.19 for the fourth quarter of 2018.

•	Adjusted EBITDA of $27.4 million for the quarter ended December 31, 2019 as compared to $25.7 million for the quarter ended December 31, 2018.

Full Year Highlights:

•	Since the inception of our value add program, IRT has completed renovations in 2,715 units, achieving a weighted average return on investment of 18.5% on interior renovations.

•	Net income allocable to common shares of $45.9 million for the twelve months ended December 31, 2019 as compared to $26.3 million for the twelve months ended December 31, 2018.

•	Earnings per diluted share of $0.51 for the twelve months ended December 31, 2019 as compared to $0.30 for the twelve months ended December 31, 2018.

•	Same store net operating income (“NOI”) growth of 7.7% for the year ended December 31, 2019 compared to December 31, 2018.

•

Core Funds from Operations (“CFFO”) of $68.5 million for the twelve months ended December 31, 2019 as compared to $65.1 million for the twelve months ended December 31, 2018. CFFO per share was $0.76 for the full year 2019 as compared to $0.74 for the full year 2018.

•	Adjusted EBITDA of $103.2 million for the twelve months ended December 31, 2019 as compared to $97.1 million for the twelve months ended December 31, 2018.

Included later in this press release are definitions of NOI, CFFO, Adjusted EBITDA and other Non-GAAP financial measures and reconciliations of such measures to their most comparable financial measures as calculated and presented under GAAP.

Management Commentary

“IRT’s strong 2019 performance is a testament to the substantial value add opportunity within our existing portfolio,” said Scott Schaeffer, IRT’s Chairman and CEO. “We are pleased to report same store NOI growth of 7.7% for the full year, boosted by fourth quarter NOI growth of 9.6%. Our momentum continues to build as more renovated units come online at higher rental rates. In addition to our strong performance, we are also pleased to report that we delivered on our goal to cover our dividend on an AFFO basis as of year-end. As we move into 2020, we will remain steadfast in our strategy to own and operate multifamily apartment communities in non-gateway markets, invest in organic growth through our value-add initiative, and opportunistically recycle capital.”

Same Store Property Operating Results

	Fourth Quarter 2019 Compared to Fourth Quarter 2018(1)	Full Year 2019 Compared to Full Year 2018(1)
Rental and other property revenue	6.3% increase	5.7% increase
Property operating expenses	1.2% increase	2.7% increase
Net operating income (“NOI”)	9.6% increase	7.7% increase
Portfolio average occupancy	60 bps increase to 92.6%	10 bps decrease to 93.2%
Portfolio average rental rate	4.6% increase to $1,082	5.1% increase to $1,064
NOI Margin	190 bps increase to 63.5%	120 bps increase to 61.4%

(1)	Same store portfolio for the three and twelve months ended December 31, 2019 includes 49 properties, which represent 13,397 units.

Same Store Property Operating Results, Excluding Value Add

The same store portfolio results below exclude 12 communities that are both part of the same store portfolio and were actively undergoing Value Add renovations during the three and twelve months ended December 31, 2019.

	Fourth Quarter 2019 Compared to Fourth Quarter 2018(1)	Full Year 2019 Compared to Full Year 2018(1)
Rental and other property revenue	3.8% increase	3.9% increase
Property operating expenses	3.0% decrease	1.7% increase
Net operating income (“NOI”)	8.2% increase	5.4% increase
Portfolio average occupancy	No change – 93.7%	10 bps decrease 94.3%
Portfolio average rental rate	3.2% increase to $1,074	3.5% increase to $1,060
NOI Margin	250 bps increase to 63.4%	90 bps increase to 61.0%

(1)	Same store portfolio, excluding value add, for the three and twelve months ended December 31, 2019 includes 37 properties, which represent 9,448 units.

Capital Recycling

Acquisitions:

•	On October 1, 2019, IRT acquired a 318-unit community in Raleigh, NC for $52.9 million. At the time of acquisition, the community was 96.2% occupied with average rent per unit of $1,113.
•

On February 11, 2020, IRT acquired a 251-unit community in Dallas, TX for $51.2 million. This is a newly constructed community within close proximity of one of our existing communities. At the time of acquisition, the community was in lease up with average rent per unit of $1,553.

Dispositions:

•	On December 17, 2019, IRT sold a 300-unit community in Austin, TX for $56.0 million and recognized a gain of $20.7 million upon sale.

At-the-Market Offering

During the fourth quarter of 2019, IRT issued 168,700 shares of common stock under its at-the-market sales program at a weighted average per share price of $14.61, yielding net proceeds of approximately $2.4 million. During the twelve months ended December 31, 2019, IRT issued 1,717,291 shares of common stock under its at-the-market sales program at a weighted average per share price of $12.82, yielding net proceeds of approximately $21.3 million.

Capital Expenditures

For the three months ended December 31, 2019, recurring capital expenditures for the total portfolio were $1.7 million, or $108 per unit. For the twelve months ended December 31, 2019 recurring capital expenditures for the total portfolio were $8.0 million, or $507 per unit.

Distributions

On December 16, 2019, IRT’s Board of Directors declared a quarterly cash dividend for the fourth quarter of 2019 of $0.18 per share of IRT common stock, payable on January 24, 2020 to stockholders of record at the close of business on December 26, 2019.

2020 EPS and CFFO Guidance

IRT is introducing 2020 full year guidance. EPS per diluted share is projected to be in the range of $0.08 to $0.11. CFFO per share, a non-GAAP financial measure, is projected to be in the range of $0.79 to $0.82. A reconciliation of IRT's projected net income allocable to common shares to its projected CFFO per share, is included below. Also, included below are the primary assumptions underlying these estimates. See the schedules and definitions at the end of this release for further information regarding how IRT calculates CFFO and for management’s definition and rationale for the usefulness of CFFO.

2020 Full Year EPS and CFFO Guidance (1)(2)	Low	High
Earnings per share	$0.08	$0.11
Adjustments:
Depreciation and amortization	0.64	0.64
Share based compensation	0.05	0.05
Amortization of deferred financing fees	0.02	0.02
CORE FFO per share allocated to common shareholders	$0.79	$0.82

(1)

This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2020 EPS and CFFO per share could vary significantly from the projections presented. See “Forward-Looking Statements” below. Our guidance is based on the following key assumptions for our 2020 performance.

(2)	Per share guidance is based on 92.0 million weighted average shares and units outstanding.

Same Store Communities	2020 Outlook
Number of properties/units	54 properties / 14,748 units
Property revenue growth	4.0% to 6.0%
Controllable property operating expense growth	3.0% to 5.0%
Real estate tax and insurance expense increase	6.0% to 8.0%
Total real estate operating expense growth	4.25% to 6.25%
Property NOI growth	4.0% to 5.5%

Corporate Expenses (excluding share based compensation)
General and administrative expenses	$10.0 to $11.0 million

Transaction/Investment Volume (1)
Acquisition volume	$50.0 to $100.0 million
Disposition volume	$0.0 to $100.0 million

Capital Expenditures
Recurring	$7.5 to $8.5 million
Value add & non-recurring	$29.0 to $36.0 million

(1)

We continue to evaluate our portfolio for capital recycling opportunities. Transaction volumes presented are not incorporated into the EPS and CFFO guidance above, except for the February 11, 2020 Dallas, TX acquisition. Actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions. See “Forward-Looking Statements” below.

Selected Financial Information

See the schedules at the end of this earnings release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this earnings release: FFO, CFFO, NOI and Adjusted EBITDA.  Included at the end of this release are definitions of these non-GAAP financial measures and a reconciliation of IRT’s reported net income to its FFO and CFFO, a reconciliation of IRT’s same store NOI to its reported net income, a reconciliation of IRT’s Adjusted EBITDA to net income, and management’s rationales for the usefulness of each of these and other non-GAAP financial measures used in this release.

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on Thursday, February 13, 2020 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 3780999. For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Thursday, February 20, 2020 by dialing 1.855.859.2056, access code 3780999.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation. More information may be found on the Company’s website at www.irtliving.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such forward-looking statements involve significant risks, uncertainties and contingencies, many of which are not within IRT’s control, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such statements. These forward-looking statements are based upon the current judgements and expectations of IRT’s management.  Risks and uncertainties that might cause IRT’s actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: adverse changes in national, regional and local economic climates; changes in market demand for rental apartment homes and pricing pressures from competitors that could limit our ability to lease units or increase rents or that could lead to declines in rent; competition that could adversely affect our ability to acquire additional properties; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; unexpected changes in the assumptions underlying our 2020 EPS, CFFO and same store NOI growth guidance; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; risks associated with pursuit of strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions and failure of acquisitions to produce expected returns; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations.  Additional risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in IRT’s filings with the Securities and Exchange Commission (“SEC”), including those under the heading “Risk Factors” in IRT’s most recently filed Annual Report on Form 10-K.  Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Edelman Financial Communications & Capital Markets

Ted McHugh and Lauren Tarola

212.277.4322

IRT@edelman.com

FINANCIAL & OPERATING HIGHLIGHTS

Dollars in thousands, except share and per share data

	As of or For the Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Selected Financial Information:
Operating Statistics:
Net income allocable to common shares	$23,784	$4,863	$14,709	$2,540	$14,580
Earnings (loss) per share -- diluted	$0.26	$0.05	$0.16	$0.03	$0.16
Rental and other property revenue	$51,250	$51,057	$50,848	$49,465	$49,718
Total property operating expenses	$19,064	$20,546	$20,072	$19,886	$19,450
Net operating income	$32,186	$30,511	$30,776	$29,579	$30,268
NOI margin	62.8%	59.8%	60.5%	59.8%	60.9%
Adjusted EBITDA	$27,427	$25,739	$25,284	$24,734	$25,653
CORE FFO per share	$0.20	$0.19	$0.19	$0.18	$0.19
Dividends per share	$0.18	$0.18	$0.18	$0.18	$0.18
CORE FFO payout ratio	90.0%	94.7%	94.7%	100.0%	94.7%
Portfolio Data:
Total gross assets	$1,841,738	$1,821,173	$1,817,207	$1,807,955	$1,798,736
Total number of properties	57	57	58	58	58
Total units	15,554	15,536	15,734	15,880	15,880
Period end occupancy	92.5%	92.8%	94.0%	93.9%	92.5%
Total portfolio average occupancy	92.5%	93.5%	94.4%	92.9%	92.3%
Total portfolio average effective monthly rent, per unit	$1,088	$1,084	$1,058	$1,042	$1,035
Same store period end occupancy (a)	92.9%	93.0%	93.8%	93.6%	92.0%
Same store portfolio average occupancy (a)	92.6%	93.4%	94.1%	92.5%	92.0%
Same store portfolio average effective monthly rent, per unit (a)	$1,082	$1,078	$1,057	$1,039	$1,034
Capitalization:
Total debt	$985,572	$979,330	$989,499	$990,920	$985,488
Common share price, period end	$14.08	$14.31	$11.57	$10.79	$9.18
Market equity capitalization	$1,294,545	$1,313,311	$1,050,712	$978,825	$826,802
Total market capitalization	$2,280,117	$2,292,641	$2,040,211	$1,969,745	$1,812,290
Total debt/total gross assets	53.5%	53.8%	54.5%	54.8%	54.8%
Net debt to adjusted EBITDA (proforma) (b)	8.9x	9.0x	9.2x	9.2x	9.2x
Interest coverage	2.8x	2.6x	2.6x	2.5x	2.6x
Common shares and OP Units:
Shares outstanding	91,070,637	90,894,656	89,932,418	89,834,793	89,184,443
OP units outstanding	871,491	881,107	881,107	881,107	881,107
Common shares and OP units outstanding	91,942,128	91,775,763	90,813,525	90,715,900	90,065,550
Weighted average common shares and units	91,526,726	90,908,646	90,394,212	89,870,556	89,532,373

(a)	Same store portfolio consists of 49 properties, which represent 13,397 units.
(b)

Reflects pro forma net debt to Adjusted EBITDA for each period presented, which includes adjustments for the timing of acquisitions, the full quarter effect of current value add initiatives, and the completion of capital recycling activities including paydown of associated indebtedness. Actual net debt to Adjusted EBITDA for the five quarters ended December 31, 2019 was 8.9x, 9.4x, 9.7x, 9.9x, and 9.5x, respectively.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Assets
Investments in real estate at cost	$1,796,365	$1,732,392	$1,704,769	$1,669,875	$1,660,423
Less: accumulated depreciation	(158,435)	(145,075)	(136,488)	(124,107)	(112,270)
Investments in real estate, net	1,637,930	1,587,317	1,568,281	1,545,768	1,548,153
Real estate held for sale	—	32,381	50,494	77,430	77,285
Cash and cash equivalents	9,888	6,587	11,060	9,030	9,316
Restricted cash	4,545	8,960	7,780	7,122	6,729
Other assets	10,380	16,439	16,364	10,984	8,802
Derivative assets	953	982	1,558	5,327	8,307
Intangible assets, net	410	351	210	188	744
Total assets	$1,664,106	$1,653,017	$1,655,747	$1,655,849	$1,659,336
Liabilities and Equity
Total indebtedness	$985,572	$979,330	$989,499	$990,920	$985,488
Accounts payable and accrued expenses	25,399	32,249	26,374	22,092	22,815
Accrued interest payable	2,196	794	691	681	719
Dividends payable	16,491	16,460	16,285	16,267	16,162
Derivative liabilities	7,769	12,415	7,394	1,460	—
Other liabilities	6,922	7,399	7,595	7,355	4,107
Total liabilities	1,044,349	1,048,647	1,047,838	1,038,775	1,029,291
Equity
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	911	909	899	898	892
Additional paid in capital	765,992	762,933	749,552	747,731	742,429
Accumulated other comprehensive income (loss)	(12,099)	(17,097)	(11,769)	(2,308)	2,016
Retained earnings (deficit)	(141,525)	(148,977)	(137,539)	(136,120)	(122,342)
Total shareholders' equity	613,279	597,768	601,143	610,201	622,995
Noncontrolling Interests	6,478	6,602	6,766	6,873	7,050
Total equity	619,757	604,370	607,909	617,074	630,045
Total liabilities and equity	$1,664,106	$1,653,017	$1,655,747	$1,655,849	$1,659,336

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING FIVE QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Revenue:
Rental and other property revenue	$51,250	$51,057	$50,848	$49,465	$49,718
Other revenue	178	242	108	75	91
Total revenue	51,428	51,299	50,956	49,540	49,809
Expenses:
Real estate operating expenses	19,064	20,546	20,072	19,886	19,450
Property management expenses	1,950	1,901	2,062	1,813	2,027
General and administrative expenses	2,987	3,113	3,538	3,107	2,633
Depreciation and amortization expense	14,213	13,434	12,721	12,447	11,631
Casualty related costs	—	—	—	—	46
Total expenses	38,214	38,994	38,393	37,253	35,787
Interest expense	(9,873)	(9,783)	(9,849)	(9,721)	(9,943)
Net gains (losses) on sale of assets	20,679	2,390	12,142	—	10,650
Net income (loss)	24,020	4,912	14,856	2,566	14,729
(Income) loss allocated to noncontrolling interests	(236)	(49)	(147)	(26)	(149)
Net income (loss) allocable to common shares	$23,784	$4,863	$14,709	$2,540	$14,580
EPS - basic	$0.26	$0.05	$0.16	$0.03	$0.16
Weighted-average shares outstanding - Basic	90,646,142	90,027,540	89,513,105	88,989,450	88,651,266
EPS - diluted	$0.26	$0.05	$0.16	$0.03	$0.16
Weighted-average shares outstanding - Diluted	91,409,854	90,691,368	90,019,909	89,516,224	89,032,952
Funds From Operations (FFO):
Net Income (loss)	$24,020	$4,912	$14,856	$2,566	$14,729
Add-Back (Deduct):
Depreciation	14,175	13,313	12,675	12,318	11,577
Net (gains) losses on sale of assets	(22,862)	(5,594)	(14,171)	—	(11,561)
FFO	$15,333	$12,631	$13,360	$14,884	$14,745
FFO per share	$0.17	$0.14	$0.15	$0.17	$0.16
CORE Funds From Operations (CFFO):
FFO	$15,333	$12,631	$13,360	$14,884	$14,745
Add-Back (Deduct):
Stock compensation expense	717	692	1,086	622	558
Amortization of deferred financing costs	370	351	362	339	352
Other depreciation and amortization	38	121	46	129	54
Debt extinguishment costs included in net gains (losses) on sale of assets	2,184	3,204	2,029	—	911
CFFO	$18,642	$16,999	$16,883	$15,974	$16,620
CFFO per share	$0.20	$0.19	$0.19	$0.18	$0.19
Weighted-average shares and units outstanding	91,526,726	90,908,646	90,394,212	89,870,556	89,532,373

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE and TWELVE MONTHS ENDED DECEMBER 31, 2019 and 2018

Dollars in thousands, except per share data

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2019	2018	2019	2018
Revenue:
Rental and other property revenue	$51,250	49,718	$202,620	190,712
Other revenue	178	91	603	520
Total revenue	51,428	49,809	203,223	191,232
Expenses:
Property operating expenses	19,064	19,450	79,568	76,363
Property management expenses	1,950	2,027	7,726	6,963
General and administrative expenses	2,987	2,633	12,745	10,817
Depreciation and amortization expense	14,213	11,631	52,815	45,221
Casualty related costs	—	46	—	46
Total expenses	38,214	35,787	152,854	139,410
Interest expense	(9,873)	(9,943)	(39,226)	(36,006)
Other income (expense)	—	—	—	144
Net gains (losses) on sale of assets	20,679	10,650	35,211	10,650
Net income (loss)	24,020	14,729	46,354	26,610
(Income) loss allocated to noncontrolling interests	(236)	(149)	(458)	(322)
Net income (loss) available to common shares	$23,784	$14,580	$45,896	$26,288
EPS - basic	$0.26	$0.16	$0.51	$0.30
Weighted-average shares outstanding - Basic	90,646,142	88,651,266	89,799,238	87,086,585
EPS - diluted	$0.26	$0.16	$0.51	$0.30
Weighted-average shares outstanding - Diluted	91,409,854	89,032,952	90,417,486	87,376,991
Funds From Operations (FFO):
Net Income (loss)	$24,020	$14,729	$46,354	$26,610
Adjustments:
Real estate depreciation and amortization	14,175	11,577	52,482	45,067
Net (gains) losses on sale of assets	(22,862)	(11,561)	(42,628)	(11,561)
Funds From Operations	$15,333	$14,745	$56,208	$60,116
FFO per share	$0.17	$0.16	$0.62	$0.68
Core Funds From Operations (CFFO):
Funds From Operations	$15,333	$14,745	$56,208	$60,116
Adjustments:
Stock compensation expense	717	558	3,116	2,524
Amortization of deferred financing costs	370	352	1,423	1,430
Other depreciation and amortization	38	54	333	154
Other expense (income)	—	—	—	(52)
Debt extinguishment costs included in net gains (losses) on sale of assets	2,184	911	7,417	911
CFFO	$18,642	$16,620	$68,497	$65,083
CFFO per share	$0.20	$0.19	$0.76	$0.74
Weighted-average shares and units outstanding	91,526,726	89,532,373	90,680,212	88,289,110

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands

	Three Months Ended
ADJUSTED EBITDA:	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net income (loss)	$24,020	$4,912	$14,856	$2,566	$14,729
Add-Back (Deduct):
Depreciation and amortization	14,213	13,434	12,721	12,447	11,631
Interest expense	9,873	9,783	9,849	9,721	9,943
Net (gains) losses on sale of assets	(20,679)	(2,390)	(12,142)	—	(10,650)
Adjusted EBITDA	$27,427	$25,739	$25,284	$24,734	$25,653

INTEREST COST:
Interest expense	$9,873	$9,783	$9,849	$9,721	$9,943

INTEREST COVERAGE:	2.8x	2.6x	2.6x	2.5x	2.6x

	Three Months Ended		Twelve Months Ended
ADJUSTED EBITDA:	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Net income (loss)	$24,020	$14,729	$46,354	$26,610
Add-Back (Deduct):
Depreciation and amortization	14,213	11,631	52,815	45,221
Interest expense	9,873	9,943	39,226	36,006
Other (income) expense	—	—	—	(52)
Net (gains) losses on sale of assets	(20,679)	(10,650)	(35,211)	(10,650)
Adjusted EBITDA	$27,427	$25,653	$103,184	$97,135

INTEREST COST:
Interest expense	$9,873	$9,943	$39,226	$36,006

INTEREST COVERAGE:	2.8x	2.6x	2.6x	2.7x

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING FIVE QUARTERS

Dollars in thousands, except per unit data

	For the Three-Months Ended (a)
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Revenue:
Rental and other property revenue	$43,275	$43,686	$43,064	$41,530	40,693
Operating Expenses:
Real estate taxes	4,851	5,299	5,380	5,355	5,218
Property insurance	864	865	841	831	817
Personnel expenses	4,005	4,282	4,096	3,937	3,931
Utilities	2,859	2,860	2,612	2,676	2,600
Repairs and maintenance	1,104	1,812	1,778	1,279	1,078
Contract services	1,074	1,099	1,190	1,163	1,160
Advertising expenses	463	466	474	422	373
Other expenses	573	585	591	617	430
Total operating expenses	15,793	17,268	16,962	16,280	15,607
Same-store net operating income (a)	$27,482	$26,418	$26,102	$25,250	$25,086
Same-store NOI margin	63.5%	60.5%	60.6%	60.8%	61.6%
Average occupancy	92.6%	93.4%	94.1%	92.5%	92.0%
Average effective monthly rent, per unit	$1,082	$1,078	$1,057	$1,039	$1,034
Reconciliation of same-store net operating income to net income (loss)
Same-store net operating income	$27,482	$26,418	$26,102	$25,250	$25,086
Non same-store net operating income	4,704	4,093	4,674	4,329	5,182
Other revenue	178	242	108	75	91
Property management expenses	(1,950)	(1,901)	(2,062)	(1,813)	(2,027)
General and administrative expenses	(2,987)	(3,113)	(3,538)	(3,107)	(2,633)
Depreciation and amortization expense	(14,213)	(13,434)	(12,721)	(12,447)	(11,631)
Casualty related costs	—	—	—	—	(46)
Interest expense	(9,873)	(9,783)	(9,849)	(9,721)	(9,943)
Net gains (losses) on sale of assets	20,679	2,390	12,142	—	10,650
Net income (loss)	$24,020	$4,912	$14,856	$2,566	$14,729

(a)	Same store portfolio consists of 49 properties, which represent 13,397 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE and TWELVE MONTHS ENDED DECEMBER 31, 2019 and 2018

Dollars in thousands, except per unit data

	Three-Months Ended December 31			Twelve-Months Ended December 31
	2019	2018	% change	2019	2018	% change
Revenue:
Rental and other property revenue	$43,275	40,693	6.3%	$171,555	162,319	5.7%
Operating Expenses:
Real estate taxes	4,851	5,218	-7.0%	20,885	19,810	5.4%
Property insurance	864	817	5.7%	3,401	3,443	-1.2%
Personnel expenses	4,005	3,931	1.9%	16,320	16,107	1.3%
Utilities	2,859	2,600	9.9%	11,007	10,403	5.8%
Repairs and maintenance	1,104	1,078	2.4%	5,973	5,524	8.1%
Contract services	1,074	1,160	-7.4%	4,526	4,869	-7.0%
Advertising expenses	463	373	24.1%	1,825	1,736	5.1%
Other expenses	573	430	33.4%	2,366	2,671	-11.4%
Total operating expenses	15,793	15,607	1.2%	66,303	64,563	2.7%
Same-store net operating income (a)	$27,482	$25,086	9.6%	$105,252	$97,756	7.7%
Same-store NOI margin	63.5%	61.6%	1.9%	61.4%	60.2%	1.2%
Average occupancy	92.6%	92.0%	0.6%	93.2%	93.3%	-0.1%
Average effective monthly rent, per unit	$1,082	$1,034	4.6%	$1,064	$1,013	5.1%
Reconciliation of same-store net operating income to net income (loss)
Same-store portfolio net operating income	$27,482	$25,086		$105,252	$97,756
Non same-store net operating income	4,704	5,182		17,800	16,593
Other revenue	178	91		603	520
Property management expenses	(1,950)	(2,027)		(7,726)	(6,963)
General and administrative expenses	(2,987)	(2,633)		(12,745)	(10,817)
Depreciation and amortization expense	(14,213)	(11,631)		(52,815)	(45,221)
Casualty related costs	—	(46)		—	(46)
Interest expense	(9,873)	(9,943)		(39,226)	(36,006)
Other income (expense)	—	—		—	144
Net gains (losses) on sale of assets	20,679	10,650		35,211	10,650
Net income (loss)	$24,020	$14,729		$46,354	$26,610

(a)	Same store portfolio consists of 49 properties, which represent 13,397 units.

NET OPERATING INCOME (NOI) BRIDGE

TRAILING FIVE QUARTERS

Dollars in thousands

	For the Three-Months Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Rental and other property revenue
Same store (a)	$43,275	$43,686	$43,064	$41,530	$40,693
Non same store	7,975	7,371	7,784	7,935	8,666
Total rental and other property revenue (b)	51,250	51,057	50,848	49,465	49,359
Property operating expenses
Same store (a)	15,793	17,268	16,962	16,280	15,607
Non same store	3,271	3,278	3,110	3,606	3,484
Total property operating expenses (b)	19,064	20,546	20,072	19,886	19,091
Net operating income
Same store (a)	27,482	26,418	26,102	25,250	25,086
Non same store	4,704	4,093	4,674	4,329	5,182
Total property net operating income	$32,186	$30,511	$30,776	$29,579	$30,268
Reconciliation of NOI to net income (loss)
Total property net operating income	$32,186	$30,511	$30,776	$29,579	$30,268
Other revenue	178	242	108	75	91
Property management expenses	(1,950)	(1,901)	(2,062)	(1,813)	(2,027)
General and administrative expenses	(2,987)	(3,113)	(3,538)	(3,107)	(2,633)
Depreciation and amortization expense	(14,213)	(13,434)	(12,721)	(12,447)	(11,631)
Casualty related costs	—	—	—	—	(46)
Interest expense	(9,873)	(9,783)	(9,849)	(9,721)	(9,943)
Net gains (losses) on sale of assets	20,679	2,390	12,142	—	10,650
Net income (loss)	$24,020	$4,912	$14,856	$2,566	$14,729

(a)	Same store portfolio consists of 49 properties, which represent 13,397 units.
(b)

Effective January 1, 2019, in connection with the adoption of ASC 842 “Leases”, IRT began recording uncollectible rent revenue as an adjustment to rental and other property revenue whereas it was previously recorded within property operating expenses. The presentation in accordance with ASC 842 is prospective for periods ending after January 1, 2019, not retrospective for all periods presented.  For purposes of same store comparability only, IRT has adjusted prior periods within the table above and all same store NOI tables to be consistent with this current presentation.  The amounts reclassified from property operating expenses to rental and other property revenue for the quarter ended December 31, 2018 was $359.

SAME-STORE PORTFOLIO NET OPERATING INCOME BY MARKET

THREE MONTHS ENDED DECEMBER 31, 2019 and 2018

Dollars in thousands, except rent per unit

			Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Market	Number of Properties	Units	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change
Atlanta, GA	4	1,536	$5,627	$5,020	12.1%	$1,879	$1,668	12.6%	$3,748	$3,352	11.8%	93.8%	91.5%	2.3%	$1,225	$1,142	7.3%
Raleigh - Durham, NC	5	1,372	4,935	4,582	7.7%	1,722	1,683	2.3%	3,213	2,899	10.8%	92.9%	90.5%	2.4%	1,197	1,149	4.1%
Louisville, KY	6	1,710	5,024	4,677	7.4%	1,887	1,953	-3.4%	3,137	2,724	15.2%	88.1%	87.8%	0.4%	999	963	3.8%
Memphis, TN	4	1,383	4,463	4,386	1.8%	1,686	1,644	2.6%	2,777	2,742	1.3%	89.5%	92.7%	-3.2%	1,138	1,077	5.7%
Oklahoma City, OK	5	1,658	3,409	3,250	4.9%	1,354	1,280	5.8%	2,055	1,970	4.3%	95.0%	94.5%	0.5%	677	655	3.3%
Columbus, OH	4	1,080	3,357	3,047	10.2%	1,350	1,329	1.6%	2,007	1,718	16.8%	92.0%	89.6%	2.4%	1,050	986	6.4%
Indianapolis, IN	4	916	2,853	2,676	6.6%	1,026	1,124	-8.7%	1,827	1,552	17.7%	94.0%	93.4%	0.6%	1,024	977	4.8%
Dallas, TX	3	734	2,685	2,593	3.5%	1,035	1,092	-5.2%	1,650	1,501	9.9%	94.9%	96.2%	-1.3%	1,207	1,173	2.9%
Myrtle Beach, SC - Wilmington, NC	3	628	1,908	1,829	4.3%	596	653	-8.7%	1,312	1,176	11.6%	91.1%	94.8%	-3.7%	1,047	965	8.4%
Charleston, SC	2	518	2,116	2,019	4.8%	887	875	1.4%	1,229	1,144	7.4%	94.2%	92.4%	1.8%	1,306	1,287	1.4%
Orlando, FL	1	297	1,295	1,299	-0.3%	459	451	1.8%	836	848	-1.4%	93.7%	96.8%	-3.1%	1,484	1,439	3.2%
Charlotte, NC	1	208	1,037	967	7.2%	314	319	-1.6%	723	648	11.6%	96.3%	92.7%	3.6%	1,565	1,506	3.9%
Asheville, NC	1	252	891	839	6.2%	250	229	9.2%	641	610	5.1%	97.1%	97.3%	-0.1%	1,168	1,106	5.5%
Tampa-St. Petersburg, FL	1	216	840	806	4.2%	277	280	-1.1%	563	526	7.0%	96.0%	95.3%	0.7%	1,269	1,238	2.5%
Chattanooga, TN	2	295	912	848	7.5%	398	361	10.2%	514	487	5.5%	97.5%	93.9%	3.7%	988	971	1.7%
St. Louis, MO	1	152	727	724	0.4%	245	255	-3.9%	482	469	2.8%	96.7%	95.9%	0.8%	1,584	1,411	12.3%
Huntsville, AL	1	178	564	532	6.0%	183	176	4.0%	381	356	7.0%	97.9%	98.0%	-0.1%	994	928	7.1%
Baton Rouge, LA	1	264	632	599	5.5%	245	235	4.3%	387	364	6.3%	85.3%	75.4%	9.9%	889	952	-6.6%
Total/Weighted Average	49	13,397	$43,275	$40,693	6.3%	$15,793	$15,607	1.2%	$27,482	$25,086	9.6%	92.6%	92.0%	0.6%	$1,082	$1,034	4.6%

SAME-STORE PORTFOLIO NET OPERATING INCOME BY MARKET

YEAR ENDED DECEMBER 31, 2019 and 2018

Dollars in thousands, except rent per unit

			Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Market	Number of Properties	Units	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change	2019	2018	% Change
Atlanta, GA	4	1,536	$21,792	$19,815	10.0%	$7,681	$6,742	13.9%	$14,111	$13,073	7.9%	93.9%	92.9%	1.0%	$1,193	$1,106	7.9%
Raleigh - Durham, NC	5	1,372	19,538	18,158	7.6%	7,188	6,927	3.8%	12,350	11,231	10.0%	93.4%	91.5%	1.9%	1,176	1,116	5.3%
Louisville, KY	6	1,710	20,226	19,285	4.9%	8,003	8,133	-1.6%	12,223	11,152	9.6%	89.7%	90.4%	-0.7%	992	955	3.8%
Memphis, TN	4	1,383	18,255	17,656	3.4%	6,860	7,103	-3.4%	11,395	10,553	8.0%	91.7%	95.3%	-3.5%	1,120	1,046	7.0%
Oklahoma City, OK	5	1,658	13,581	12,890	5.4%	5,576	5,587	-0.2%	8,005	7,303	9.6%	95.2%	94.5%	0.6%	669	647	3.3%
Columbus, OH	4	1,080	12,970	12,114	7.1%	5,492	5,265	4.3%	7,478	6,849	9.2%	91.5%	93.1%	-1.5%	1,021	958	6.6%
Indianapolis, IN	4	916	11,215	10,615	5.7%	4,644	4,471	3.9%	6,571	6,144	6.9%	94.4%	94.6%	-0.2%	1,002	956	4.8%
Dallas, TX	3	734	10,723	10,381	3.3%	4,499	4,394	2.4%	6,224	5,987	4.0%	95.7%	96.1%	-0.4%	1,195	1,161	2.9%
Myrtle Beach, SC - Wilmington, NC	3	628	7,702	7,029	9.6%	2,498	2,419	3.3%	5,204	4,610	12.9%	93.7%	95.3%	-1.6%	1,020	919	11.1%
Charleston, SC	2	518	8,358	8,273	1.0%	3,770	3,691	2.1%	4,588	4,582	0.1%	94.0%	94.3%	-0.2%	1,295	1,296	-0.1%
Orlando, FL	1	297	5,256	5,152	2.0%	1,887	1,815	4.0%	3,369	3,337	1.0%	95.6%	96.3%	-0.7%	1,472	1,428	3.0%
Charlotte, NC	1	208	4,094	3,779	8.3%	1,391	1,323	5.1%	2,703	2,456	10.1%	95.7%	93.2%	2.5%	1,549	1,467	5.6%
Asheville, NC	1	252	3,494	3,338	4.7%	1,053	1,027	2.5%	2,441	2,311	5.6%	97.0%	96.9%	0.1%	1,140	1,093	4.3%
Tampa-St. Petersburg, FL	1	216	3,330	3,181	4.7%	1,220	1,199	1.8%	2,110	1,982	6.5%	95.7%	94.0%	1.7%	1,253	1,229	2.0%
Chattanooga, TN	2	295	3,530	3,471	1.7%	1,667	1,649	1.1%	1,863	1,822	2.3%	95.9%	95.7%	0.2%	977	963	1.5%
St. Louis, MO	1	152	2,848	2,857	-0.3%	998	1,047	-4.7%	1,850	1,810	2.2%	95.1%	94.9%	0.1%	1,490	1,402	6.3%
Huntsville, AL	1	178	2,197	2,047	7.3%	766	751	2.0%	1,431	1,296	10.4%	97.8%	97.8%	0.0%	964	891	8.2%
Baton Rouge, LA	1	264	2,446	2,278	7.4%	1,110	1,020	8.8%	1,336	1,258	6.2%	79.2%	71.6%	7.6%	907	921	-1.6%
Total/Weighted Average	49	13,397	$171,555	$162,319	5.7%	$66,303	$64,563	2.7%	$105,252	$97,756	7.7%	93.2%	93.3%	-0.1%	$1,064	$1,013	5.1%

TOTAL PORTFOLIO NOI EXPOSURE BY MARKET

Dollars in thousands, except rent per unit

					For the Three Months Ended December 31, 2019
Market	Number of Properties	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income (a)	% of NOI
Atlanta, GA	6	2,020	$254,808	94.7%	$1,188	$4,667	14.8%
Raleigh - Durham, NC	6	1,690	243,516	93.0%	1,189	3,933	12.5%
Louisville, KY	6	1,710	198,296	88.9%	999	3,137	9.9%
Memphis, TN	4	1,383	146,145	88.4%	1,138	2,777	8.8%
Columbus, OH	6	1,547	153,005	92.2%	1,030	2,764	8.8%
Tampa-St. Petersburg, FL	4	1,104	174,084	88.1%	1,226	2,267	7.2%
Oklahoma City, OK	5	1,658	78,043	95.5%	677	2,055	6.5%
Indianapolis, IN	4	916	91,195	94.0%	1,024	1,827	5.8%
Dallas, TX	3	734	87,936	96.5%	1,207	1,650	5.2%
Myrtle Beach, SC - Wilmington, NC	3	628	63,628	90.4%	1,047	1,313	4.2%
Charleston, SC	2	518	79,924	93.2%	1,306	1,229	3.9%
Orlando, FL	1	297	48,730	94.6%	1,484	836	2.6%
Charlotte, NC	1	208	42,176	97.1%	1,565	722	2.3%
Asheville, NC	1	252	28,657	95.2%	1,168	640	2.0%
Chattanooga, TN	2	295	27,307	97.3%	988	514	1.6%
St. Louis, MO	1	152	33,578	98.0%	1,584	482	1.5%
Baton Rouge, LA	1	264	28,866	84.5%	889	387	1.2%
Huntsville, AL	1	178	16,471	98.3%	994	381	1.2%
Total/Weighted Average	57	15,554	$1,796,365	92.5%	$1,088	$31,581	100.0%

(a)	Excludes net operating income related to sold properties.

VALUE ADD SUMMARY

PROJECT LIFE TO DATE AS OF DECEMBER 31, 2019

							Renovation Costs per Unit (b)
Property	Market	Total Units to be Renovated	Units Complete	Units Leased	Rent Premium (a)	% Rent Increase	Interior	Exterior	Total	ROI - Interior Costs (c)	ROI - Total Costs (d)

Phase 1
Jamestown	Louisville, KY	356	234	227	$277	33.3%	$16,304	$5,161	$21,465	20.4%	15.5%
The Village at Auburn	Raleigh-Durham, NC	328	280	247	175	16.9%	14,361	2,108	16,469	14.6%	12.8%
Pointe at Canyon Ridge	Atlanta, GA	494	344	324	182	19.0%	8,878	1,773	10,652	24.5%	20.5%
Haverford	Louisville, KY	160	119	116	80	9.4%	5,447	798	6,245	17.7%	15.4%
Crestmont	Atlanta, GA	208	189	182	144	15.5%	12,215	7,742	19,956	14.2%	8.7%
Total/Weighted Average		1,546	1,166	1,096	$183	19.9%	$11,843	$3,438	$15,281	18.5%	14.4%

Phase 2
Oxmoor	Louisville, KY	432	257	227	$197	22.0%	$16,241	$127	$16,368	14.5%	14.4%
Brunswick Point	Wilmington, NC	288	179	148	80	8.2%	6,706	56	6,761	14.2%	14.1%
Schirm Farms	Columbus, OH	264	186	179	79	9.2%	7,680	613	8,292	12.3%	11.4%
The Commons at Canal Winchester	Columbus, OH	264	119	98	192	22.2%	9,956	402	10,358	23.2%	22.3%
Creekside Corners	Atlanta, GA	444	262	243	180	19.4%	8,864	1,314	10,178	24.4%	21.2%
Stonebridge Crossing	Memphis, TN	500	309	269	131	15.5%	9,506	1,131	10,637	16.5%	14.7%
Arbors River Oaks	Memphis, TN	191	103	92	231	19.9%	8,887	561	9,448	31.3%	29.4%
Total/Weighted Average		2,383	1,415	1,256	$151	16.5%	$9,999	$686	$10,684	18.1%	17.0%

Phase 3
Vantage at Hillsborough	Tampa, FL	348	55	65	$206	20.1%	$12,958	$2,155	$15,113	19.1%	16.3%
Lucerne	Tampa, FL	276	56	53	252	22.8%	13,141	634	13,775	23.1%	22.0%
Waterford Landing	Atlanta, GA	260	12	7	214	21.1%	9,641	685	10,325	26.6%	24.8%
North Park	Atlanta, GA	224	11	8	234	24.5%	9,487	268	9,754	29.5%	28.7%
Rocky Creek (e)	Tampa, FL	264	-	-	-	-	-	-	-	-	-
Meadows (e)	Louisville, KY	400	-	-	-	-	-	-	-	-	-
Westmont Commons (e)	Asheville, NC	252	-	-	-	-	-	-	-	-	-
Avalon Oaks (e)	Columbus, OH	235	-	-	-	-	-	-	-	-	-
Walnut Hill (f)	Memphis, TN	362	-	-	-	-	-	-	-	-	-
Lenoxplace (f)	Raleigh - Durham, NC	268	-	-	-	-	-	-	-	-	-
Thornhill (f)	Raleigh - Durham, NC	318	-	-	-	-	-	-	-	-	-
Total/Weighted Average		3,207	134	133	$227	21.5%	$12,648	$1,358	$14,006	21.5%	19.4%

Grand Total/Weighted Average		7,136	2,715	2,485	$169	18.3%	$10,954	$1,593	$12,547	18.5%	16.2%

(a)

The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures.

(b)

Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities.  Interior costs per unit are based on units leased.  Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects.

(c)	Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit.
(d)	Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit.
(e)	Renovations at these Phase 3 properties are expected to commence during the first half of 2020.
(f)	Renovations at these Phase 3 properties are expected to commence during the second half of 2020.

CAPITAL RECYCLING

Dollars in thousands with respect to Contract Price and Price per Unit

2019 Acquisitions	Location	Units	Acquisition Date	Contract Price	Price per Unit	Average Rent Per Unit
North Park	Atlanta, GA	224	April 30, 2019	$28,000	$125	$990
Rocky Creek Apartments	Tampa, FL	264	July 11, 2019	48,000	182	1,313
Thornhill Apartments	Raleigh, NC	318	October 1, 2019	52,925	166	1,113

Total		806		$128,925	$160	$1,144

2019 Dispositions	Location	Units	Disposition Date	Contract Price	Price per Unit	Average Rent Per Unit
Reserve at Eagle Ridge	Chicago, IL	370	April 30, 2019	$42,000	$114	$1,059
Carrington Park	Little Rock, AR	202	July 18, 2019	26,250	130	1,067
Stonebridge at the Ranch	Little Rock, AR	260	July 18, 2019	30,250	116	927
Iron Rock Ranch	Austin, TX	300	December 17, 2019	56,000	187	1,329

Total		1,132		$154,500	$136	$1,102

DEBT SUMMARY AS OF DECEMBER 31, 2019

Dollars in thousands

	Amount	Weighted Average Rate	Type	Weighted Average Maturity (in years)
Debt:
Credit facility (a)	$186,302	3.2%	Floating	3.4
Term loans (b)	300,000	3.1%	Floating	4.3
Mortgages	504,876	3.9%	Fixed	4.0
Unamortized debt premiums	(5,606)
Total Debt	985,572	3.5%		4.0
Market Equity Capitalization, at period end	1,294,545
Total Capitalization	$2,280,117
(a)

Credit facility total capacity is $350,000, comprised entirely of an unsecured revolving line of credit, of which $186,303 was drawn as of December 31, 2019. The maturity date of borrowings under the revolving line of credit is May 9, 2023.

(b)	Comprised of a $200,000 unsecured term loan with a maturity date of January 17, 2024 and a $100,000 unsecured term loan with a maturity date of November 20, 2024.

(c)

As of December 31, 2019, IRT maintained a float-to-fixed interest swap with a $150,000 notional amount. This swap, which expires on June 17, 2021 and has a fixed rate of 1.1325%, has converted $150,000 of floating rate debt to fixed rate debt. IRT also maintains: (1) an interest rate collar with a $100,000 notional amount, which expires on November 20, 2024 has a floor of 1.25% and a cap of 2.00%, and (2) an interest rate collar with a $150,000 notional amount, which expires on January 17, 2024, has a floor of 2.25% and a cap of 2.50%. These collars have converted $250,000 of floating rate debt to fixed rate debt when LIBOR is above the cap rate or below the floor rate.

Encumbered & Unencumbered Statistics	Total Units	% of Total	Gross Assets	% of Total	Q4 2019 NOI	% of Total
Unencumbered assets	8,539	54.9%	$947,560	51.4%	$15,910	49.4%
Encumbered assets	7,015	45.1%	894,178	48.6%	16,276	50.6%
	15,554	100.0%	$1,841,738	100.0%	$32,186	100.0%

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  IRT believes average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.

EBITDA and Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses. EBITDA and Adjusted EBITDA are each non-GAAP measures.  IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, and other non-cash or non-operating gains or losses related to items such as debt extinguishment costs from the determination of FFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO provide investors with additional useful measures to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense.

Net Debt

Net debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands).

			As of
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Total debt	$985,572	$979,330	$989,499	$990,920	$985,488
Less: cash and cash equivalents	(9,888)	(6,587)	(11,060)	(9,030)	(9,316)
Total net debt	$975,684	$972,743	$978,439	$981,890	$976,172

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited because IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, IRT’s NOI may not be comparable to other REITs. IRT believes that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. IRT uses NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of IRT’s financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands).

			As of
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Total assets	$1,664,106	$1,653,017	$1,655,747	$1,655,849	$1,659,336
Plus: Accumulated Depreciation	158,435	148,924	141,965	132,448	120,202
Plus: Accumulated Amortization	19,197	19,232	19,495	19,658	19,198
Total gross assets	$1,841,738	$1,821,173	$1,817,207	$1,807,955	$1,798,736